                                    Exhibit 7
                               Powers of Attorney

                                POWER OF ATTORNEY

                       WITH RESPECT TO THE NORTHBROOK LIFE
                        VARIABLE LIFE SEPARATE ACCOUNT A


     Know all men by these presents that Louis G. Lower, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Northbrook Life Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





January 12, 1996
-----------------
Date




/s/LOUIS G. LOWER, II
-------------------------
Louis G. Lower, II
Chairman of the Board of Directors & Chief Executive Officer

                                POWER OF ATTORNEY

                       WITH RESPECT TO THE NORTHBROOK LIFE
                        VARIABLE LIFE SEPARATE ACCOUNT A


     Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Louis G. Lower, II, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Northbrook Life Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



January 12, 1996
-----------------
Date



 /s/MICHAEL J. VELOTTA
------------------------
Michael J. Velotta
Director, Vice President, Secretary & General Counsel

                                POWER OF ATTORNEY

                       WITH RESPECT TO THE NORTHBROOK LIFE
                        VARIABLE LIFE SEPARATE ACCOUNT A


     Know all men by these presents that Peter H. Heckman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Northbrook Life Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





January 23, 1997
-----------------
Date




/s/PETER H. HECKMAN
---------------------
Peter H. Heckman
President, Chief Operating Officer and Director

                                POWER OF ATTORNEY

                       WITH RESPECT TO THE NORTHBROOK LIFE
                        VARIABLE LIFE SEPARATE ACCOUNT A


     Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Northbrook Life Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




January 23, 1997
-----------------
Date




 /s/JOHN R. HUNTER
--------------------
John R. Hunter
Director

                                POWER OF ATTORNEY

                       WITH RESPECT TO THE NORTHBROOK LIFE
                        VARIABLE LIFE SEPARATE ACCOUNT A


     Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Northbrook Life Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




January 23, 1997
-----------------
Date




 /s/KEVIN R. SLAWIN
---------------------
Kevin R. Slawin
Vice President and Director

                                POWER OF ATTORNEY

                       WITH RESPECT TO THE NORTHBROOK LIFE
                        VARIABLE LIFE SEPARATE ACCOUNT A


     Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Northbrook Life Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





January 16, 1996
-----------------
Date




 CASEY J. SYLLA
----------------
Casey J. Sylla
Director & Chief Investment Officer

                                POWER OF ATTORNEY

                       WITH RESPECT TO THE NORTHBROOK LIFE
                        VARIABLE LIFE SEPARATE ACCOUNT A


     Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Northbrook Life Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




January 23, 1997
-----------------
Date





/s/MARLA G. FRIEDMAN
----------------------
Marla G. Friedman
Vice President

                                POWER OF ATTORNEY

                       WITH RESPECT TO THE NORTHBROOK LIFE
                        VARIABLE LIFE SEPARATE ACCOUNT A


     Know all men by these presents that Karen C. Gardner, appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Northbrook Life Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





MARCH 5, 1997
-----------------
Date




 /s/KAREN C. GARDNER
----------------------
Karen C. Gardner
Vice President

                                POWER OF ATTORNEY

                       WITH RESPECT TO THE NORTHBROOK LIFE
                        VARIABLE LIFE SEPARATE ACCOUNT A


     Know all men by these presents that James P. Zils, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Northbrook Life Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




January 12, 1996
-----------------
Date





 /s/JAMES P. ZILS
-------------------
James P. Zils
Treasurer

                                POWER OF ATTORNEY

                       WITH RESPECT TO THE NORTHBROOK LIFE
                        VARIABLE LIFE SEPARATE ACCOUNT A


     Know all men by these presents that Keith A. Hauschildt, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-6 registration statements and amendments thereto under the Federal Securities Laws for the Northbrook Life Variable Life Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





January 23, 1997
-----------------
Date




/s/KEITH A. HAUSCHILDT
-----------------------
Keith A. Hauschildt
Assistant Vice President and Controller